Exhibit 99.2

The Travelers Companies, Inc. Financial Supplement - First Quarter 2015

The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc. Financial Highlights ($ and shares in millions, except per share data)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Net income	$1,052	$683	$919	$1,038	$833
Net income per share:
Basic	$2.98	$1.98	$2.72	$3.15	$2.58
Diluted	$2.95	$1.95	$2.69	$3.11	$2.55

Operating income	$1,052	$673	$893	$1,023	$827
Operating income per share:
Basic	$2.98	$1.95	$2.64	$3.11	$2.56
Diluted	$2.95	$1.93	$2.61	$3.07	$2.53

Return on equity	16.8%	10.7%	14.5%	16.6%	13.4%
Operating return on equity	17.8%	11.4%	15.2%	17.7%	14.5%

Total assets, at period end	$104,134	$104,811	$104,522	$103,078	$102,691
Total equity, at period end	$25,387	$25,532	$25,321	$24,836	$24,847

Book value per share, at period end	$73.06	$75.32	$76.42	$77.08	$77.96
Less: Net unrealized investment gains, net of tax	4.81	5.94	5.78	6.10	6.51
Adjusted book value per share, at period end	$68.25	$69.38	$70.64	$70.98	$71.45

Weighted average number of common shares outstanding (basic)	350.9	343.0	335.1	326.8	320.8
Weighted average number of common shares outstanding and common stock equivalents (diluted)	354.6	346.7	338.9	331.0	324.5
Common shares outstanding at period end	347.5	339.0	331.4	322.2	318.7

Common stock dividends declared	$177	$190	$186	$182	$178

Common stock repurchased:
Under Board of Directors authorization
Shares	7.8	9.5	8.1	9.7	5.6
Cost	$650	$875	$750	$1,000	$600
Other
Shares	0.7	—	—	—	0.7
Cost	$55	$1	$1	$1	$72

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Reconciliation to Net Income and Earnings Per Share ($ and shares in millions, except earnings per share)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015
Net income
Operating income	$1,052	$673	$893	$1,023	$827
Net realized investment gains, after-tax	—	10	26	15	6
Net income	$1,052	$683	$919	$1,038	$833

Basic earnings per share
Operating income	$2.98	$1.95	$2.64	$3.11	$2.56
Net realized investment gains, after-tax	—	0.03	0.08	0.04	0.02
Net income	$2.98	$1.98	$2.72	$3.15	$2.58

Diluted earnings per share
Operating income	$2.95	$1.93	$2.61	$3.07	$2.53
Net realized investment gains, after-tax	—	0.02	0.08	0.04	0.02
Net income	$2.95	$1.95	$2.69	$3.11	$2.55

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015
Basic and Diluted
Net income, as reported	$1,052	$683	$919	$1,038	$833
Participating share-based awards - allocated income	(7)	(5)	(7)	(8)	(6)
Net income available to common shareholders - basic and diluted	$1,045	$678	$912	$1,030	$827

Common Shares
Basic
Weighted average shares outstanding	350.9	343.0	335.1	326.8	320.8

Diluted
Weighted average shares outstanding	350.9	343.0	335.1	326.8	320.8
Weighted average effects of dilutive securities - stock options and performance shares	3.7	3.7	3.8	4.2	3.7
Diluted weighted average shares outstanding	354.6	346.7	338.9	331.0	324.5

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the operating income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Income - Consolidated ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Revenues
Premiums	$5,823	$5,928	$5,983	$5,979	$5,888
Net investment income	736	695	719	637	592
Fee income	107	112	110	109	111
Net realized investment gains	1	16	40	22	10
Other revenues	41	34	34	36	25
Total revenues	6,708	6,785	6,886	6,783	6,626

Claims and expenses
Claims and claim adjustment expenses	3,315	3,826	3,520	3,209	3,431
Amortization of deferred acquisition costs	950	965	984	983	963
General and administrative expenses	881	1,001	1,031	1,039	992
Interest expense	92	92	93	92	92
Total claims and expenses	5,238	5,884	5,628	5,323	5,478

Income before income taxes	1,470	901	1,258	1,460	1,148
Income tax expense	418	218	339	422	315
Net income	$1,052	$683	$919	$1,038	$833

Other-than-temporary impairments (OTTI)
Total OTTI losses	$(7)	$(1)	$(8)	$(6)	$(4)
OTTI losses recognized in net realized investment gains	$(9)	$(1)	$(10)	$(6)	$(3)
OTTI gains (losses) recognized in other comprehensive income	$2	$—	$2	$—	$(1)

Other statistics
Effective tax rate on net investment income	21.0%	20.5%	20.9%	19.6%	19.3%
Net investment income (after-tax)	$582	$553	$568	$513	$478

Catastrophes, net of reinsurance:
Pre-tax	$149	$436	$83	$41	$162
After-tax	$97	$284	$54	$27	$106

Prior year reserve development - favorable (unfavorable)
Pre-tax	$294	$183	$113	$351	$243
After-tax	$190	$122	$74	$230	$158

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Underwriting gain	$507	$162	$364	$551	$395
Net investment income	582	553	568	513	478
Other income (expense), including interest expense	(37)	(42)	(39)	(41)	(46)
Operating income	1,052	673	893	1,023	827
Net realized investment gains	—	10	26	15	6
Net income	$1,052	$683	$919	$1,038	$833

Combined ratio (1) (2)
Loss and loss adjustment expense ratio	56.0%	63.6%	58.0%	52.8%	57.4%
Underwriting expense ratio	29.7%	31.5%	32.0%	32.2%	31.5%
Combined ratio	85.7%	95.1%	90.0%	85.0%	88.9%
Combined ratio excluding incremental impact of direct to consumer initiative	85.3%	94.6%	89.4%	84.4%	88.5%

Impact of catastrophes on combined ratio	2.6%	7.3%	1.4%	0.7%	2.7%
Impact of prior year reserve development on combined ratio	-5.1%	-3.1%	-1.9%	-5.9%	-4.1%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015
Billing and policy fees and other	$30	$25	$25	$23	$23
Fee income:
Loss and loss adjustment expenses	$43	$46	$43	$40	$42
Underwriting expenses	64	66	67	69	69
Total fee income	$107	$112	$110	$109	$111

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Consolidated ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Revenues
Premiums	$5,823	$5,928	$5,983	$5,979	$5,888
Net investment income	736	695	719	637	592
Fee income	107	112	110	109	111
Other revenues	41	34	34	36	25
Total revenues	6,707	6,769	6,846	6,761	6,616

Claims and expenses
Claims and claim adjustment expenses	3,315	3,826	3,520	3,209	3,431
Amortization of deferred acquisition costs	950	965	984	983	963
General and administrative expenses	881	1,001	1,031	1,039	992
Interest expense	92	92	93	92	92
Total claims and expenses	5,238	5,884	5,628	5,323	5,478

Operating income before income taxes	1,469	885	1,218	1,438	1,138
Income tax expense	417	212	325	415	311
Operating income	$1,052	$673	$893	$1,023	$827

Other statistics
Effective tax rate on net investment income	21.0%	20.5%	20.9%	19.6%	19.3%
Net investment income (after-tax)	$582	$553	$568	$513	$478

Catastrophes, net of reinsurance:
Pre-tax	$149	$436	$83	$41	$162
After-tax	$97	$284	$54	$27	$106

Prior year reserve development - favorable (unfavorable)
Pre-tax	$294	$183	$113	$351	$243
After-tax	$190	$122	$74	$230	$158

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015
Statutory underwriting
Gross written premiums	$6,401	$6,525	$6,578	$6,134	$6,474
Net written premiums	$5,873	$6,168	$6,033	$5,836	$5,897

Net earned premiums	$5,823	$5,934	$5,983	$5,979	$5,888
Losses and loss adjustment expenses	3,267	3,766	3,468	3,157	3,379
Underwriting expenses	1,783	1,918	1,946	1,885	1,890
Statutory underwriting gain	773	250	569	937	619
Policyholder dividends	11	7	9	11	9
Statutory underwriting gain after policyholder dividends	$762	$243	$560	$926	$610

Other statutory statistics
Reserves for losses and loss adjustment expenses	$41,383	$41,715	$41,525	$41,007	$40,296
Increase (decrease) in reserves	$(185)	$332	$(190)	$(518)	$(711)
Statutory capital and surplus	$21,440	$21,036	$21,005	$21,049	$20,944
Net written premiums/surplus (1)	1.07:1	1.11:1	1.13:1	1.14:1	1.14:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015
Written premiums
Gross	$6,401	$6,519	$6,578	$6,134	$6,474
Ceded	(528)	(357)	(545)	(298)	(577)
Net	$5,873	$6,162	$6,033	$5,836	$5,897

Earned premiums
Gross	$6,295	$6,378	$6,437	$6,443	$6,308
Ceded	(472)	(450)	(454)	(464)	(420)
Net	$5,823	$5,928	$5,983	$5,979	$5,888

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Business and International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Revenues
Premiums	$3,558	$3,631	$3,660	$3,663	$3,620
Net investment income	570	539	557	490	454
Fee income	107	112	110	109	111
Other revenues	12	10	10	14	8
Total revenues	4,247	4,292	4,337	4,276	4,193

Claims and expenses
Claims and claim adjustment expenses	2,177	2,455	2,360	2,153	2,265
Amortization of deferred acquisition costs	565	580	589	587	584
General and administrative expenses	554	653	661	673	654
Total claims and expenses	3,296	3,688	3,610	3,413	3,503

Operating income before income taxes	951	604	727	863	690
Income tax expense	257	133	175	233	175
Operating income	$694	$471	$552	$630	$515

Other statistics
Effective tax rate on net investment income	21.1%	20.6%	21.0%	19.6%	19.4%
Net investment income (after-tax)	$450	$427	$440	$394	$366

Catastrophes, net of reinsurance:
Pre-tax	$83	$242	$31	$11	$99
After-tax	$55	$158	$19	$7	$65

Prior year reserve development - favorable (unfavorable)
Pre-tax	$95	$47	$21	$159	$77
After-tax	$61	$33	$14	$106	$50

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Business and International Insurance ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Underwriting gain	$236	$37	$104	$227	$142
Net investment income	450	427	440	394	366
Other income (expense)	8	7	8	9	7
Operating income	$694	$471	$552	$630	$515

Combined ratio (1) (2)
Loss and loss adjustment expense ratio	59.8%	66.2%	63.1%	57.4%	61.2%
Underwriting expense ratio	29.4%	31.9%	32.1%	32.4%	32.1%
Combined ratio	89.2%	98.1%	95.2%	89.8%	93.3%

Impact of catastrophes on combined ratio	2.4%	6.6%	0.9%	0.2%	2.7%
Impact of prior year reserve development on combined ratio	-2.7%	-1.3%	-0.6%	-4.3%	-2.1%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015
Billing and policy fees and other	$8	$7	$7	$7	$7
Fee income:
Loss and loss adjustment expenses	$43	$46	$43	$40	$42
Underwriting expenses	64	66	67	69	69
Total fee income	$107	$112	$110	$109	$111

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Business and International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Statutory underwriting
Gross written premiums	$4,224	$4,067	$4,057	$3,860	$4,276
Net written premiums	$3,772	$3,735	$3,560	$3,575	$3,797

Net earned premiums	$3,558	$3,637	$3,660	$3,663	$3,620
Losses and loss adjustment expenses	2,132	2,397	2,310	2,103	2,216
Underwriting expenses	1,105	1,178	1,169	1,156	1,206
Statutory underwriting gain	321	62	181	404	198
Policyholder dividends	8	5	7	9	7
Statutory underwriting gain after policyholder dividends	$313	$57	$174	$395	$191

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Business and International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Net written premiums by market
Domestic
Select Accounts	$718	$705	$654	$630	$722
Middle Market	1,632	1,420	1,545	1,511	1,733
National Accounts	300	243	249	255	299
First Party	387	450	369	373	340
Specialized Distribution	267	283	262	262	268
Total Domestic	3,304	3,101	3,079	3,031	3,362
International	468	628	481	544	435
Total	$3,772	$3,729	$3,560	$3,575	$3,797

Net written premiums by product line
Workers’ compensation	$1,076	$904	$921	$893	$1,142
Commercial automobile	490	456	484	462	503
Commercial property	440	505	415	433	392
General liability	469	477	478	467	494
Commercial multi-peril	821	750	759	773	824
International	468	628	481	544	435
Other	8	9	22	3	7
Total	$3,772	$3,729	$3,560	$3,575	$3,797

National Accounts
Additions to claim volume under administration (1)	$727	$511	$546	$616	$761
Written fees	$111	$87	$95	$86	$114

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Bond & Specialty Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Revenues
Premiums	$503	$524	$527	$522	$504
Net investment income	66	62	64	60	56
Other revenues	4	6	5	4	5
Total revenues	573	592	596	586	565

Claims and expenses
Claims and claim adjustment expenses	159	110	152	60	192
Amortization of deferred acquisition costs	93	95	101	99	94
General and administrative expenses	97	102	101	103	100
Total claims and expenses	349	307	354	262	386

Operating income before income taxes	224	285	242	324	179
Income tax expense	70	93	77	108	55
Operating income	$154	$192	$165	$216	$124

Other statistics
Effective tax rate on net investment income	18.9%	18.4%	19.0%	18.1%	18.3%
Net investment income (after-tax)	$53	$52	$51	$49	$46

Catastrophes, net of reinsurance:
Pre-tax	$1	$4	$1	$—	$1
After-tax	$—	$3	$1	$—	$—

Prior year reserve development - favorable (unfavorable)
Pre-tax	$67	$124	$79	$180	$35
After-tax	$43	$81	$52	$116	$23

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Bond & Specialty Insurance ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Underwriting gain	$99	$136	$110	$164	$75
Net investment income	53	52	51	49	46
Other income (expense)	2	4	4	3	3
Operating income	$154	$192	$165	$216	$124

Combined ratio
Loss and loss adjustment expense ratio	31.0%	20.5%	28.7%	11.1%	37.6%
Underwriting expense ratio	37.6%	37.9%	38.2%	38.6%	38.5%
Combined ratio	68.6%	58.4%	66.9%	49.7%	76.1%

Impact of catastrophes on combined ratio	0.2%	0.9%	0.2%	0.0%	0.1%
Impact of prior year reserve development on combined ratio	-13.2%	-23.7%	-15.0%	-34.4%	-6.9%

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Bond & Specialty Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Statutory underwriting
Gross written premiums	$528	$542	$562	$533	$522
Net written premiums	$482	$540	$556	$525	$478

Net earned premiums	$503	$524	$527	$522	$504
Losses and loss adjustment expenses	155	108	152	58	189
Underwriting expenses	197	201	205	198	196
Statutory underwriting gain	151	215	170	266	119
Policyholder dividends	3	2	2	2	2
Statutory underwriting gain after policyholder dividends	$148	$213	$168	$264	$117

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Bond & Specialty Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Net written premiums by product line
Fidelity & surety	$211	$257	$260	$235	$206
General liability	223	239	247	252	226
Other	48	44	49	38	46
Total	$482	$540	$556	$525	$478

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Personal Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Revenues
Premiums	$1,762	$1,773	$1,796	$1,794	$1,764
Net investment income	100	94	98	87	82
Other revenues	26	17	19	18	12
Total revenues	1,888	1,884	1,913	1,899	1,858

Claims and expenses
Claims and claim adjustment expenses	979	1,261	1,008	996	974
Amortization of deferred acquisition costs	292	290	294	297	285
General and administrative expenses	223	237	263	254	231
Total claims and expenses	1,494	1,788	1,565	1,547	1,490

Operating income before income taxes	394	96	348	352	368
Income tax expense	126	21	109	110	116
Operating income	$268	$75	$239	$242	$252

Other statistics
Effective tax rate on net investment income	21.3%	20.7%	21.8%	20.2%	19.6%
Net investment income (after-tax)	$79	$74	$77	$70	$66

Catastrophes, net of reinsurance:
Pre-tax	$65	$190	$51	$30	$62
After-tax	$42	$123	$34	$20	$41

Prior year reserve development - favorable (unfavorable)
Pre-tax	$132	$12	$13	$12	$131
After-tax	$86	$8	$8	$8	$85

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Underwriting gain (loss)	$172	$(11)	$150	$160	$178
Net investment income	79	74	77	70	66
Other income (expense)	17	12	12	12	8
Operating income	$268	$75	$239	$242	$252

Combined ratio (1)
Loss and loss adjustment expense ratio	55.6%	71.1%	56.0%	55.5%	55.2%
Underwriting expense ratio	28.0%	28.7%	30.1%	29.8%	28.3%
Combined ratio	83.6%	99.8%	86.1%	85.3%	83.5%
Combined ratio excluding incremental impact of direct to consumer initiative	82.0%	98.3%	84.2%	83.5%	81.8%

Impact of catastrophes on combined ratio	3.7%	10.7%	2.8%	1.7%	3.5%
Impact of prior year reserve development on combined ratio	-7.5%	-0.7%	-0.7%	-0.7%	-7.5%

(1)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  Billing and policy fees and other are as follows:

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015
Billing and policy fees and other	$22	$18	$18	$16	$16

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Statutory underwriting
Gross written premiums	$1,649	$1,916	$1,959	$1,741	$1,676
Net written premiums	$1,619	$1,893	$1,917	$1,736	$1,622

Net earned premiums	$1,762	$1,773	$1,796	$1,794	$1,764
Losses and loss adjustment expenses	980	1,261	1,006	996	974
Underwriting expenses	481	539	572	531	488
Statutory underwriting gain (loss)	$301	$(27)	$218	$267	$302

Policies in force (in thousands)
Automobile	2,068	2,068	2,083	2,097	2,125
Homeowners and other	4,232	4,199	4,164	4,128	4,107

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Automobile) (1) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Statutory underwriting

Gross written premiums	$795	$834	$852	$797	$828
Net written premiums	$788	$831	$849	$792	$822

Net earned premiums	$787	$792	$804	$812	$802
Losses and loss adjustment expenses	533	588	564	583	516
Underwriting expenses	208	221	224	215	215
Statutory underwriting gain (loss)	$46	$(17)	$16	$14	$71

Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	67.7%	74.3%	70.1%	71.7%	64.4%
Underwriting expense ratio	25.6%	26.5%	26.6%	26.2%	25.8%
Combined ratio	93.3%	100.8%	96.7%	97.9%	90.2%

Impact of catastrophes on combined ratio	0.0%	4.6%	0.6%	0.0%	0.0%
Impact of prior year reserve development on combined ratio	0.0%	0.0%	0.0%	0.0%	-2.8%

Catastrophe losses, net of reinsurance:
Pre-tax	$—	$36	$5	$—	$—
After-tax	$—	$23	$4	$—	$—

Prior year reserve development - favorable (unfavorable)
Pre-tax	$—	$—	$—	$—	$22
After-tax	$—	$—	$—	$—	$15

Policies in force (in thousands)	1,985	1,981	1,990	2,000	2,021
Change from prior year quarter	-9.4%	-6.7%	-3.3%	-0.5%	1.8%
Change from prior quarter	-1.3%	-0.2%	0.5%	0.5%	1.1%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees and other are as follows:

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015
Billing and policy fees and other	$9	$8	$9	$8	$9

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Statutory underwriting

Gross written premiums	$811	$1,036	$1,055	$898	$795
Net written premiums	$788	$1,016	$1,017	$897	$748

Net earned premiums	$935	$938	$948	$935	$914
Losses and loss adjustment expenses	419	639	414	381	425
Underwriting expenses	240	283	303	276	236
Statutory underwriting gain	$276	$16	$231	$278	$253

Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	44.8%	68.1%	43.6%	40.8%	46.5%
Underwriting expense ratio	27.6%	28.0%	29.9%	30.2%	27.9%
Combined ratio	72.4%	96.1%	73.5%	71.0%	74.4%

Impact of catastrophes on combined ratio	6.8%	15.9%	4.8%	3.1%	6.7%
Impact of prior year reserve development on combined ratio	-14.1%	-1.3%	-1.4%	-1.1%	-11.8%

Catastrophe losses, net of reinsurance:
Pre-tax	$64	$150	$46	$29	$61
After-tax	$41	$98	$30	$19	$40

Prior year reserve development - favorable (unfavorable)
Pre-tax	$132	$12	$13	$10	$108
After-tax	$86	$8	$8	$7	$70

Policies in force (in thousands)	4,146	4,110	4,072	4,032	4,008
Change from prior year quarter	-7.5%	-6.5%	-5.4%	-4.2%	-3.3%
Change from prior quarter	-1.5%	-0.9%	-0.9%	-1.0%	-0.6%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees and other are as follows:

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015
Billing and policy fees and other	$13	$9	$9	$7	$7

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Direct to Consumer (1) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Net written premiums
Automobile	$31	$31	$36	$32	$38
Homeowners and other	12	15	15	15	14
Total net written premiums	$43	$46	$51	$47	$52

Revenues
Premiums	$40	$43	$44	$47	$48
Other revenues	—	—	1	—	—
Total revenues	40	43	45	47	48

Claims and expenses
Claims and claim adjustment expenses	28	33	29	32	32
Amortization of deferred acquisition costs	1	1	1	1	1
General and administrative expenses	33	35	43	39	37
Total claims and expenses	62	69	73	72	70

Operating loss before income taxes	(22)	(26)	(28)	(25)	(22)
Income taxes	(8)	(9)	(10)	(8)	(8)
Operating loss	$(14)	$(17)	$(18)	$(17)	$(14)

Other statistics
Policies in force (in thousands)
Automobile	83	87	93	97	104
Homeowners and other	86	89	92	96	99

Catastrophes, net of reinsurance:
Pre-tax	$1	$4	$—	$1	$1
After-tax	$1	$2	$—	$1	$1

Prior year reserve development - favorable (unfavorable)
Pre-tax	$—	$—	$—	$2	$1
After-tax	$—	$—	$—	$1	$—

(1)  Represents incremental premiums, other revenues and claims and expenses of Direct to Consumer business activities included in Personal Insurance operating income (loss).

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Interest Expense and Other ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Revenues
Other revenues	$(1)	$1	$—	$—	$—

Claims and expenses
Interest expense	92	92	93	92	92
General and administrative expenses	7	9	6	9	7
Total claims and expenses	99	101	99	101	99

Operating loss before income tax benefit	(100)	(100)	(99)	(101)	(99)
Income taxes	(36)	(35)	(36)	(36)	(35)
Operating loss	$(64)	$(65)	$(63)	$(65)	$(64)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Consolidated Balance Sheet (in millions)

	March 31,	December 31,
	2015	2014

Assets
Fixed maturities, available for sale, at fair value (amortized cost $59,916 and $60,801)	$62,769	$63,474
Equity securities, available for sale, at fair value (cost $563 and $579)	866	899
Real estate investments	929	938
Short-term securities	4,490	4,364
Other investments	3,565	3,586
Total investments	72,619	73,261

Cash	308	374
Investment income accrued	628	685
Premiums receivable	6,528	6,298
Reinsurance recoverables	9,142	9,260
Ceded unearned premiums	830	678
Deferred acquisition costs	1,847	1,835
Deferred taxes	—	33
Contractholder receivables	4,396	4,362
Goodwill	3,590	3,611
Other intangible assets	292	304
Other assets	2,511	2,377
Total assets	$102,691	$103,078

Liabilities
Claims and claim adjustment expense reserves	$48,994	$49,850
Unearned premium reserves	11,954	11,839
Contractholder payables	4,396	4,362
Payables for reinsurance premiums	485	336
Deferred taxes	126	—
Debt	6,349	6,349
Other liabilities	5,540	5,506
Total liabilities	77,844	78,242

Shareholders’ equity
Common stock (1,750.0 shares authorized; 318.7 and 322.2 shares issued and outstanding)	21,982	21,843
Retained earnings	27,906	27,251
Accumulated other comprehensive income	769	880
Treasury stock, at cost (443.6 and 437.3 shares)	(25,810)	(25,138)
Total shareholders’ equity	24,847	24,836
Total liabilities and shareholders’ equity	$102,691	$103,078

The Travelers Companies, Inc. Investment Portfolio (at carrying value, $ in millions)

	March 31,	Pre-tax Book	December 31,	Pre-tax Book
	2015	Yield (1)	2014	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$30,088	3.40%	$30,283	3.42%
Tax-exempt fixed maturities	32,681	3.70%	33,191	3.72%
Total fixed maturities	62,769	3.56%	63,474	3.58%

Non-redeemable preferred stocks	192	5.70%	208	5.60%
Public common stocks	674		691
Total equity securities	866		899

Real estate investments	929		938

Short-term securities	4,490	0.18%	4,364	0.17%

Private equities	2,087		2,090
Hedge funds	442		414
Real estate partnerships	607		593
Other investments	429		489
Total other investments	3,565		3,586

Total investments	$72,619		$73,261

Net unrealized investment gains, net of tax, included in shareholders’ equity	$2,076		$1,966

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data (at carrying value, $ in millions)

	March 31,	December 31,
	2015	2014
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,079	$2,053
Obligations of states and political subdivisions:
Pre-refunded	7,217	7,561
All other	25,843	26,012
Total	33,060	33,573
Debt securities issued by foreign governments	2,182	2,368
Mortgage-backed securities - principally obligations of U.S. Government agencies	2,153	2,213
Corporates (including redeemable preferreds)	23,295	23,267
Total fixed maturities	$62,769	$63,474

Fixed Maturities

Quality Characteristics (1)

	March 31, 2015
	Amount	% of Total
Quality Ratings
Aaa	$26,127	41.6%
Aa	18,542	29.5
A	9,662	15.4
Baa	6,566	10.5
Total investment grade	60,897	97.0
Ba	1,063	1.7
B	430	0.7
Caa and lower	379	0.6
Total below investment grade	1,872	3.0
Total fixed maturities	$62,769	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.7

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Gross investment income
Fixed maturities	$580	$562	$552	$550	$531
Short-term securities	2	2	2	3	2
Other	163	140	174	96	69
	745	704	728	649	602
Investment expenses	9	9	9	12	10
Net investment income, pre-tax	736	695	719	637	592
Income taxes	154	142	151	124	114
Net investment income, after-tax	$582	$553	$568	$513	$478

Effective tax rate	21.0%	20.5%	20.9%	19.6%	19.3%

Average invested assets (1)	$72,112	$71,880	$72,062	$72,071	$70,722

Average yield pre-tax (1)	4.1%	3.9%	4.0%	3.5%	3.3%
Average yield after-tax	3.2%	3.1%	3.2%	2.8%	2.7%

(1)  Excludes net unrealized investment gains, net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized and Unrealized Investment Gains ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Net realized investment gains (losses)
Fixed maturities	$6	$9	$—	$1	$17
Equity securities	(4)	15	—	4	—
Other (1)	(1)	(8)	40	17	(7)
Realized investment gains before tax	1	16	40	22	10
Related taxes	1	6	14	7	4
Net realized investment gains	$—	$10	$26	$15	$6

Gross investment gains (1)	$59	$46	$101	$93	$71
Gross investment losses before impairments (1)	(49)	(29)	(51)	(65)	(58)
Net investment gains before impairments	10	17	50	28	13
Other-than-temporary impairment losses	(9)	(1)	(10)	(6)	(3)
Net realized investment gains before tax	1	16	40	22	10
Related taxes	1	6	14	7	4
Net realized investment gains	$—	$10	$26	$15	$6

	March 31,	June 30,	September 30,	December 31,	March 31,
	2014	2014	2014	2014	2015

Net unrealized investment gains, net of tax, by asset type
Fixed maturities	$2,276	$2,742	$2,579	$2,673	$2,853
Equity securities & other	293	346	356	335	319
Unrealized investment gains before tax	2,569	3,088	2,935	3,008	3,172
Related taxes	895	1,075	1,021	1,042	1,096

Balance, end of period	$1,674	$2,013	$1,914	$1,966	$2,076

(1)  Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$4	$4	$6	$28	$44
Gross investment Treasury future losses	$3	$5	$6	$29	$54

The Company entered into these arrangements as part of its strategy to manage the duration of its fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

	March 31,	December 31,
	2015	2014
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$4,212	$4,270
Allowance for uncollectible reinsurance	(197)	(203)
Net reinsurance recoverables (i)	4,015	4,067
Mandatory pools and associations (ii)	1,935	1,909
Structured settlements (iii)	3,192	3,284
Total reinsurance recoverables	$9,142	$9,260

(i)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in net reinsurance recoverables is as follows:

	A.M. Best Rating of Group’s	March 31,
Reinsurer	Predominant Reinsurer	2015
Swiss Re Group	A+ second highest of 16 ratings	$464
Munich Re Group	A+ second highest of 16 ratings	445
Sompo Japan Nipponkoa Group	A+ second highest of 16 ratings	245
Berkshire Hathaway	A++ highest of 16 ratings	244
XL Capital Group (1)	A third highest of 16 ratings	200

(1)  On January 9, 2015, XL Capital Group announced that it had entered into an agreement to acquire Catlin Group Limited.   A.M. Best has placed XL Capital Group’s ratings under review with negative implications.

On January 25, 2015, AXIS Capital Holdings Limited and PartnerRe Ltd. announced that they had signed a definitive amalgamation agreement.  The Company’s aggregated reinsurance recoverables from these entities at March 31, 2015 totaled approximately $229 million.  The A.M. Best ratings for each entity at April 20, 2015 was “A+” (second highest of 16 ratings).  A.M. Best has placed the ratings of each entity under review with negative implications.  Subsequent to January 25, 2015, another organization has expressed interest in acquiring PartnerRe Ltd.

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at March 31, 2015, after deducting mandatory pools and associations and structured settlement balances, $3.2 billion, or 81%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99% were rated A- or better.  The remaining 19% of net recoverables from reinsurers were comprised of the following:  6% related to the Company’s participation in voluntary pools, 10% related to recoverables from captive insurance companies and 3% were balances from other companies not rated by A.M. Best Company.  In addition, $1.2 billion of the net recoverables were collateralized by letters of credit, funds held or trust agreements at March 31, 2015.

(ii)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.  Recoverables due from the National Flood Insurance Program are included with mandatory pools.

(iii)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amount due from the life insurance company related to the structured settlement is included in the Company’s consolidated balance sheet as a liability and as a reinsurance recoverable, as the Company retains the contingent liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	March 31,
Group	Predominant Insurer	2015
Fidelity and Guaranty Life	B++ fifth highest of 16 ratings	$929
Metlife	A+ second highest of 16 ratings	422
Genworth Financial Group	A- fourth highest of 16 ratings	378
John Hancock Group	A+ second highest of 16 ratings	251
Symetra Financial Corporation	A third highest of 16 ratings	236

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015
Statutory Reserves for Losses and Loss Adjustment Expenses

Business and International Insurance
Beginning of period	$34,717	$34,661	$34,929	$34,887	$34,568
Incurred	2,132	2,397	2,310	2,103	2,216
Paid	(2,109)	(2,231)	(2,170)	(2,300)	(2,616)
Foreign exchange and other	(79)	102	(182)	(122)	(244)
End of period	$34,661	$34,929	$34,887	$34,568	$33,924

Bond & Specialty Insurance
Beginning of period	$3,595	$3,585	$3,501	$3,416	$3,239
Incurred	155	108	152	58	189
Paid	(165)	(192)	(237)	(235)	(200)
End of period	$3,585	$3,501	$3,416	$3,239	$3,228

Personal Insurance
Beginning of period	$3,256	$3,137	$3,285	$3,222	$3,200
Incurred	980	1,261	1,006	996	974
Paid	(1,099)	(1,113)	(1,069)	(1,018)	(1,030)
End of period	$3,137	$3,285	$3,222	$3,200	$3,144

Total
Beginning of period	$41,568	$41,383	$41,715	$41,525	$41,007
Incurred	3,267	3,766	3,468	3,157	3,379
Paid	(3,373)	(3,536)	(3,476)	(3,553)	(3,846)
Foreign exchange and other	(79)	102	(182)	(122)	(244)
End of period	$41,383	$41,715	$41,525	$41,007	$40,296

Prior Year Reserve Development: Unfavorable (Favorable)

Business and International Insurance
Asbestos	$—	$—	$250	$—	$—
Environmental	—	87	—	—	—
All other	(95)	(134)	(271)	(159)	(77)
Total Business and International Insurance (1)	(95)	(47)	(21)	(159)	(77)

Bond & Specialty Insurance	(67)	(124)	(79)	(180)	(35)

Personal Insurance	(132)	(12)	(13)	(12)	(131)
Total	$(294)	$(183)	$(113)	$(351)	$(243)

(1)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Asbestos and Environmental Reserves ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Asbestos reserves
Beginning reserves:
Gross	$2,606	$2,547	$2,482	$2,665	$2,520
Ceded	(256)	(242)	(232)	(220)	(163)
Net	2,350	2,305	2,250	2,445	2,357
Incurred losses and loss expenses:
Gross	—	—	258	—	—
Ceded	—	—	(8)	—	—
Paid loss and loss expenses:
Gross	59	65	74	145	560
Ceded	(14)	(10)	(20)	(57)	(40)
Foreign exchange and other:
Gross	—	—	(1)	—	(1)
Ceded	—	—	—	—	—
Ending reserves:
Gross	2,547	2,482	2,665	2,520	1,959
Ceded	(242)	(232)	(220)	(163)	(123)
Net	$2,305	$2,250	$2,445	$2,357	$1,836

Environmental reserves
Beginning reserves:
Gross	$355	$331	$396	$375	$353
Ceded	(11)	(11)	(14)	(11)	(7)
Net	344	320	382	364	346
Incurred losses and loss expenses:
Gross	—	94	—	—	—
Ceded	—	(7)	—	—	—
Paid loss and loss expenses:
Gross	24	29	20	22	11
Ceded	—	(4)	(3)	(4)	(1)
Acquired reserves, foreign exchange and other:
Gross	—	—	(1)	—	(1)
Ceded	—	—	—	—	—
Ending reserves:
Gross	331	396	375	353	341
Ceded	(11)	(14)	(11)	(7)	(6)
Net	$320	$382	$364	$346	$335

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Capitalization ($ in millions)

	March 31,	December 31,
	2015	2014
Debt

Short-term debt
Commercial paper	$100	$100
5.50% Senior notes due December 1, 2015 (1)	400	400
Total short-term debt	500	500

Long-term debt
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	500
3.90% Senior notes due November 1, 2020 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067 (1)	107	107
Total long-term debt	5,861	5,861
Unamortized fair value adjustment	49	50
Unamortized debt issuance costs	(61)	(62)
	5,849	5,849
Total debt	6,349	6,349

Common equity (excluding net unrealized investment gains, net of tax)	22,771	22,870

Total capital (excluding net unrealized investment gains, net of tax)	$29,120	$29,219

Total debt to capital (excluding net unrealized investment gains, net of tax)	21.8%	21.7%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statutory Capital and Surplus to GAAP Shareholders’ Equity Reconciliation ($ in millions)

	March 31,	December 31,
	2015 (1)	2014

Statutory capital and surplus	$20,944	$21,049

GAAP adjustments

Goodwill and intangible assets	3,717	3,750

Investments	3,407	3,315

Noninsurance companies	(4,596)	(4,635)

Deferred acquisition costs	1,847	1,835

Deferred federal income tax	(1,713)	(1,672)

Current federal income tax	(46)	(47)

Reinsurance recoverables	113	117

Furniture, equipment & software	645	662

Agents balances	143	145

Other	386	317

Total GAAP adjustments	3,903	3,787

GAAP shareholders’ equity	$24,847	$24,836

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Cash Flows ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Cash flows from operating activities
Net income	$1,052	$683	$919	$1,038	$833
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment gains	(1)	(16)	(40)	(22)	(10)
Depreciation and amortization	227	215	211	211	225
Deferred federal income tax expense	153	(22)	(38)	28	133
Amortization of deferred acquisition costs	950	965	984	983	963
Equity in income from other investments	(139)	(118)	(155)	(74)	(43)
Premiums receivable	(189)	(274)	129	127	(258)
Reinsurance recoverables	106	100	197	(3)	69
Deferred acquisition costs	(986)	(1,003)	(1,004)	(933)	(987)
Claims and claim adjustment expense reserves	(209)	149	(238)	(406)	(561)
Unearned premium reserves	94	141	144	(306)	185
Other	(355)	(195)	731	(118)	(350)
Net cash provided by operating activities	703	625	1,840	525	199

Cash flows from investing activities
Proceeds from maturities of fixed maturities	2,312	2,603	3,060	2,919	2,830
Proceeds from sales of investments:
Fixed maturities	406	379	142	122	906
Equity securities	36	59	33	30	11
Real estate investments	1	4	—	10	7
Other investments	167	171	274	243	146
Purchases of investments:
Fixed maturities	(2,715)	(2,734)	(2,788)	(3,088)	(3,325)
Equity securities	(18)	(22)	(7)	(5)	(8)
Real estate investments	(9)	(27)	(5)	(7)	(6)
Other investments	(113)	(113)	(180)	(148)	(168)
Net sales (purchases) of short-term securities	(160)	220	(1,223)	665	(134)
Securities transactions in course of settlement	240	(36)	(85)	(37)	305
Acquisition, net of cash acquired	(12)	—	—	—	—
Other	(60)	(92)	(110)	(96)	(90)
Net cash provided by (used in) investing activities	75	412	(889)	608	474

The Travelers Companies, Inc. Statement of Cash Flows (Continued) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2014	2014	2014	2014	2015

Cash flows from financing activities
Dividends paid to shareholders	(176)	(189)	(184)	(180)	(177)
Issuance of common stock - employee share options	57	65	32	41	90
Treasury stock acquired - share repurchase authorization	(650)	(875)	(750)	(1,000)	(600)
Treasury stock acquired - net employee share-based compensation	(54)	(1)	(1)	(1)	(71)
Excess tax benefits from share-based payment arrangements	13	11	14	19	27
Net cash used in financing activities	(810)	(989)	(889)	(1,121)	(731)

Effect of exchange rate changes on cash	(2)	3	(6)	(5)	(8)

Net increase (decrease) in cash	(34)	51	56	7	(66)
Cash at beginning of period	294	260	311	367	374
Cash at end of period	$260	$311	$367	$374	$308

Income taxes paid	$93	$634	$58	$362	$126
Interest paid	$34	$149	$34	$148	$34

The Travelers Companies, Inc. Financial Supplement - First Quarter 2015 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.  Internally, the Company’s management uses these measures to evaluate performance against historical results and establish financial targets on a consolidated basis.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Management uses operating income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider operating income when analyzing the results and trends of insurance companies.  Operating earnings (loss) per share is operating income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net unrealized investment gains (losses), net of tax and net realized investment gains (losses), net of tax, for the period presented.  Adjusted average shareholders’ equity is average shareholders’ equity excluding net unrealized investment gains (losses), net of tax, for all quarters included in the calculation and, for each quarterly period included in the calculation that quarter’s net realized investment gains (losses), net of tax.

Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Operating return on equity is the ratio of annualized operating income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss, resulting from a variety of events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis and volcanic eruptions. Catastrophes can also result from a terrorist attack (including those involving nuclear, biological, chemical or radiological events), explosions, infrastructure failures or as a consequence of political instability. Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount. Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence. A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful to users of the financial statements to understand the Company’s periodic earnings and the variability in periodic earnings caused by the unpredictable nature of catastrophes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premium and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Combined ratio excluding the incremental impact of the direct to consumer initiative is the combined ratio adjusted to exclude the direct, variable impact of the Company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the Company’s management, this is useful in an analysis of the profitability of the Company’s ongoing agency business.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments is the ratio of debt to total capital excluding the after-tax impact of net unrealized investment gains and losses.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business and International Insurance - The Business and International Insurance segment offers a broad array of property and casualty insurance and insurance related services to its clients, primarily in the United States, as well as in Canada, the United Kingdom, the Republic of Ireland and throughout other parts of the world as a corporate member of Lloyd’s.  Business and International Insurance is organized as follows: Select Accounts; Middle Market including Commercial Accounts, Construction, Technology, Public Sector Services, Oil & Gas, Excess Casualty and Global Partner Services ; National Accounts; First Party including National Property, Inland Marine, Ocean Marine and Boiler & Machinery; Specialized Distribution including Northland, National Programs, and Agribusiness; and International.  In addition, the Company owns 49.5% of the common stock of J. Malucelli Participações em Seguros e Resseguros S.A., its joint venture in Brazil.  Business and International Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance and certain other runoff operations, which are collectively referred to as Business and International Insurance Other.

Bond & Specialty Insurance - The Bond & Specialty Insurance segment provides surety, crime, management and professional liability coverages and related risk management services to a wide range of primarily domestic customers, utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety and fidelity bonds for construction and general commercial enterprises; management liability coverages for losses caused by the actual or alleged negligence or misconduct of directors and officers or employee dishonesty; employment practices liability coverages and fiduciary coverages for public corporations, private companies and not-for-profit organizations; professional liability coverage for actual or alleged errors and omissions committed in the course of professional conduct or practice for a variety of professionals including, among others, lawyers and design professionals; and professional and management liability, property, workers’ compensation, auto and general liability and fidelity insurance for financial institutions.

Personal Insurance - The Personal Insurance segment writes a broad range of property and casualty insurance covering individuals’ personal risks.  The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.